UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 17, 2026
Date of Report
(Date of earliest event reported)

The RMR Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-37616	8742	47-4122583
(Commission File Number)	(Primary Standard Industrial	(IRS Employer
	Classification Code Number)	Identification Number)

Two Newton Place, 255 Washington Street, Suite 300, Newton, MA, 02458-1634
(Address of principal executive offices, including zip code)

(617) 796-8230

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol	Name Of Each Exchange On Which Registered
Class A common stock, $0.001 par value per share	RMR	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “the Company,” “we,” “us,” “our” and “its” refer to The RMR Group Inc.

Item 8.01.  Other Events

As previously reported, on October 30, 2025, Office Properties Income Trust (“OPI”), and certain of OPI’s subsidiaries, commenced voluntary cases (the “OPI Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). In connection with the OPI Chapter 11 Cases, on October 30, 2025, The RMR Group LLC (“RMR LLC”), the Company’s majority owned subsidiary, in its capacity as manager of OPI, entered into a Restructuring Support Agreement (the “RSA”) with OPI, certain of OPI’s lenders and certain of OPI’s subsidiaries. Pursuant to the RSA, RMR LLC agreed to terms for a new business management agreement and a new property management agreement with OPI, as set forth in the management term sheet attached to the RSA.

As previously reported, on April 21, 2026, OPI filed the Fourth Amended Joint Chapter 11 Plan of Reorganization of Office Properties Income Trust and Its Debtor Affiliates (as may be amended, modified, or supplemented in accordance with its terms, the “Plan”).  On April 22, 2026, the Bankruptcy Court entered the Order Confirming Fourth Amended Joint Chapter 11 Plan of Reorganization of Office Properties Income Trust and Its Debtor Affiliates (the “Confirmation Order”), confirming the Plan.

On June 17, 2026 (the “Effective Date”), the Plan became effective, and OPI emerged from chapter 11 protection. On the Effective Date, RMR LLC entered into (a) a Third Amended and Restated Business Management Agreement (the “Amended Business Management Agreement”) and (b) a Third Amended and Restated Property Management Agreement (the “Amended Property Management Agreement” and, together with the Amended Business Management Agreement, the “Amended OPI Management Agreements”), each with OPI.

The initial term of each Amended OPI Management Agreement is five years, and RMR LLC will be paid (i) an annual fee under the Amended Business Management Agreement of $14.0 million for the first two years, and (ii) a 3% property management fee and 5% construction supervision fee under the Amended Property Management Agreement, consistent with RMR LLC’s prior property management agreement with OPI.

In addition, the Amended Business Management Agreement provides for (i) the issuance to RMR LLC of a number of OPI common shares equal to 2% of OPI’s common equity on the Effective Date and (ii) the issuance to RMR LLC of a number of OPI common shares equal to up to 8% of OPI’s common equity upon the satisfaction of certain financial and/or performance metrics to be determined by OPI’s board of trustees. The Amended Property Management Agreement also contains certain customary major decisions requiring the approval of a majority of OPI’s board of trustees.

The foregoing description of the Amended OPI Management Agreements does not purport to be complete.  Copies of the Amended Business Management Agreement and Amended Property Management Agreement have been included as Exhibit 10.1 and Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by OPI on June 23, 2026.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “opportunity”, “may”, “positioned”, “potential” and negatives or derivatives of these or similar expressions. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. These forward-looking statements include, among others, statements about: the implementation of, and performance by RMR LLC and OPI under the Amended OPI Management Agreements; OPI’s operations, business and prospects following its emergence from chapter 11 protection; the amount and timing of the fees and equity issuances payable to RMR LLC under the Amended OPI Management Agreements; and the potential issuance to RMR LLC of additional common shares of OPI based on the satisfaction of certain financial and/or performance metrics to be determined by OPI’s board of trustees.

Forward-looking statements are based on the Company’s current expectations, assumptions and estimates and are subject to risk, uncertainties, and other important factors that are difficult to predict and that could cause actual results to differ materially and adversely from those expressed or implied. These risks include, among others, those related to: OPI’s operations, business and prospects following its emergence from chapter 11 protection; OPI’s relationships with tenants, lenders and vendors; the Company’s relationships with its clients, investors and lenders; the ability to satisfy the financial and/or performance metrics relating to the potential additional equity issuances to RMR LLC; and changes in market or economic conditions affecting OPI or the Company. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in our periodic filings. The information contained in our filings with the SEC, including under the caption “Risk Factors” in our periodic reports and our subsequent filings with the SEC, or incorporated therein, identifies important factors that could cause differences from our forward-looking statements. Our filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance upon our forward-looking statements. Except as required by law, the Company does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RMR GROUP INC.

Date: June 23, 2026	By:	/s/ Matthew C. Brown
Matthew C. Brown
Executive Vice President, Chief Financial Officer and Treasurer